UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2023

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ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 21, 2023, Adamis Pharmaceuticals Corporation (“Adamis” or the “Company”) received formal notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request for continued listing on The Nasdaq Capital Market, subject to the Company evidencing compliance with all applicable criteria for continued listing, including the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5500(a)(2) (the “Rule”), by no later than June 26, 2023 (the “Compliance Period”). The Company’s continued listing is subject to the Company’s satisfaction of certain interim milestones, including the timely undertaking of certain corporate actions during the Compliance Period, including seeking stockholder approval for a reverse stock split of the Company’s common stock, and effecting the reverse stock split if required to achieve a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days prior to the expiration of the Compliance Period. While the Company is taking definitive steps to timely evidence compliance with the terms of the Panel’s decision, there can be no assurance that the Company will be able to do so.

As disclosed by the Company in Current Reports on Form 8-K filed on January 4, 2022, and June 30, 2022, the Company was previously notified by Nasdaq’s Listing Qualifications Department that the Company failed to satisfy the Rule and, in accordance with the Nasdaq Listing Rules, was granted two consecutive 180-calendar day grace periods, ultimately through December 27, 2022, to regain compliance with the Rule. The Company did not evidence compliance with the Rule by December 27, 2022, and thereafter requested a hearing before the Panel to address the deficiency. The Panel’s February 21, 2023, decision follows such hearing.

Item 7.01	Regulation FD Disclosure.

On February 22, 2023, Adamis issued a press release announcing the Company’s receipt of the Panel’s decision, which granted the Company an extension through June 26, 2023, to evidence compliance with all applicable criteria for continued listing on The Nasdaq Capital Market, including the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5500(a)(2). A copy of the press release regarding receipt of the Panel’s notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

 Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. These forward looking statements include, but are not limited to, statements concerning the Panel’s decision to grant the Company additional time to regain compliance with the Rule and the Company’s ability to timely comply with the terms of the extension and regain compliance with the Nasdaq listing requirements within the Compliance Period. Such forward-looking statements reflect the Company’s current views and assumptions and are not guarantees of future performance. Risks and uncertainties that could cause future events to differ from those anticipated by such forward-looking statements include, without limitation: whether the Company will be able to take the actions required to timely comply with the terms of the extension; whether the Company’s stockholders will approve a reverse stock split of the Common Stock; and other developments affecting the Company. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. There are no assurances that we will be able to regain compliance with the Rule within the applicable extension period. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Report. Certain of these risks and additional risks, uncertainties, and other factors are described in greater detail in the Company’s filings from time to time with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC, which Adamis strongly urges you to read and consider, all of which are available free of charge on the SEC's web site at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued February 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: February 22, 2023	By:	/s/ David J. Marguglio
	Name:	David J. Marguglio
	Title:	Chief Executive Officer